Exhibit 99.1
FEDEX FREIGHT HOLDING COMPANY, INC.
ANNUAL CONSOLIDATED STATEMENTS OF INCOME
(In millions, except earnings per share)
(Unaudited)

	Twelve Months Ended December 31,
	2025	2024
Revenue	$8,778	$9,092
Operating expenses:
Salaries, wages, and benefits	4,206	4,153
Operating supplies and expenses	1,845	1,881
Purchased transportation	803	820
Depreciation and amortization	472	494
Insurance and claims	155	150
Operating taxes and licenses	69	62
Separation and other	206	—
Total operating expenses	7,756	7,560
Operating income	1,022	1,532
Other income:
Related party interest income	373	379
Other, net	9	6
Total other income	382	385
Income before income taxes	1,404	1,917
Provision for income taxes	345	477
Net income	$1,059	$1,440

Earnings per share:
Basic	$7.08	$9.63
Diluted	$7.08	$9.63

Weighted-average shares outstanding:
Basic(1)	149,505,248	149,505,248
Diluted(1)	149,505,248	149,505,248

(1)
Prior to the Spin-Off, the Company effected a recapitalization whereby its 100 issued and outstanding shares of common stock were reclassified and converted into 149,505,248 shares of common stock. All historical share and per-share amounts presented herein have been retrospectively adjusted to reflect this recapitalization.

FEDEX FREIGHT HOLDING COMPANY, INC.
QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
(In millions, except earnings per share)
(Unaudited)

	Three Months Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Revenue	$2,162	$2,289	$2,259	$2,068
Operating expenses:
Salaries, wages, and benefits	1,009	1,050	1,084	1,063
Operating supplies and expenses	460	450	471	464
Purchased transportation	206	201	200	196
Depreciation and amortization	124	98	125	125
Insurance and claims	36	37	42	40
Operating taxes and licenses	17	17	17	18
Separation and other	—	—	30	176
Total operating expenses	1,852	1,853	1,969	2,082
Operating income	310	436	290	(14)
Other income:
Related party interest income	90	94	98	91
Other, net	5	(1)	3	2
Total other income	95	93	101	93
Income before income taxes	405	529	391	79
Provision for income taxes	90	135	100	20
Net income	$315	$394	$291	$59

Earnings per share:
Basic	$2.11	$2.63	$1.95	$0.39
Diluted	$2.11	$2.63	$1.95	$0.39

Weighted-average shares outstanding:
Basic(1)	149,505,248	149,505,248	149,505,248	149,505,248
Diluted(1)	149,505,248	149,505,248	149,505,248	149,505,248

(1)
Prior to the Spin-Off, the Company effected a recapitalization whereby its 100 issued and outstanding shares of common stock were reclassified and converted into 149,505,248 shares of common stock. All historical share and per-share amounts presented herein have been retrospectively adjusted to reflect this recapitalization.

FEDEX FREIGHT HOLDING COMPANY, INC.
QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
(In millions, except earnings per share)
(Unaudited)

	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Revenue	$2,292	$2,355	$2,313	$2,132
Operating expenses:
Salaries, wages, and benefits	1,016	1,035	1,058	1,044
Operating supplies and expenses	471	481	473	456
Purchased transportation	216	205	200	199
Depreciation and amortization	118	126	125	125
Insurance and claims	34	48	31	37
Operating taxes and licenses	16	13	17	16
Separation and other	—	—	—	—
Total operating expenses	1,871	1,908	1,904	1,877
Operating income	421	447	409	255
Other income:
Related party interest income	84	91	105	99
Other, net	—	(1)	5	2
Total other income	84	90	110	101
Income before income taxes	505	537	519	356
Provision for income taxes	129	132	128	88
Net income	$376	$405	$391	$268

Earnings per share:
Basic	$2.51	$2.71	$2.62	$1.79
Diluted	$2.51	$2.71	$2.62	$1.79

Weighted-average shares outstanding:
Basic(1)	149,505,248	149,505,248	149,505,248	149,505,248
Diluted(1)	149,505,248	149,505,248	149,505,248	149,505,248

(1)
Prior to the Spin-Off, the Company effected a recapitalization whereby its 100 issued and outstanding shares of common stock were reclassified and converted into 149,505,248 shares of common stock. All historical share and per-share amounts presented herein have been retrospectively adjusted to reflect this recapitalization.

FEDEX FREIGHT HOLDING COMPANY, INC.
ANNUAL OPERATING STATISTICS
(Unaudited)

	Twelve Months Ended December 31,
	2025	2024
Operating Statistics
Operating days	253	254
Total shipments	22,362,881	23,071,534
Total tonnage	10,309,718	10,712,940
Tonnage per day	40,750	42,177

Average daily shipments:
Priority	60,784	62,249
Economy	27,607	28,584
Total average daily shipments	88,391	90,833

Weight per shipment (pounds):
Priority	933	955
Economy	897	870
Composite weight per shipment	922	929

Average length of haul (miles):
Priority	920	921
Economy	1,163	1,157
Composite average length of haul	994	990

Yield Statistics
Revenue per shipment:
Priority	$359.77	$361.48
Economy	407.09	407.58
Composite revenue per shipment	$374.55	$375.99

Revenue per shipment (excluding fuel surcharges):
Priority	$301.99	$302.02
Economy	340.91	339.43
Composite revenue per shipment (excluding fuel surcharges)	$314.15	$313.80

Revenue per hundredweight:
Priority	$38.54	$37.83
Economy	45.39	46.83
Composite revenue per hundredweight	$40.62	$40.49

Revenue per hundredweight (excluding fuel surcharges):
Priority	$32.35	$31.61
Economy	38.01	39.00
Composite revenue per hundredweight (excluding fuel surcharges)	$34.07	$33.79
See “Non-GAAP Financial Measures” for reconciliations of and additional information regarding non-GAAP financial measures.

FEDEX FREIGHT HOLDING COMPANY, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Three Months Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Operating Statistics
Operating days	63	64	64	62
Total shipments	5,546,266	5,884,673	5,741,922	5,190,020
Total tonnage	2,555,099	2,706,492	2,658,064	2,390,063
Tonnage per day	40,557	42,289	41,532	38,549

Average daily shipments:
Priority	60,350	63,352	61,763	57,561
Economy	27,686	28,596	27,954	26,149
Total average daily shipments	88,036	91,948	89,717	83,710

Weight per shipment (pounds):
Priority	938	936	931	928
Economy	884	885	914	906
Composite weight per shipment	921	920	926	921

Average length of haul (miles):
Priority	922	918	920	919
Economy	1,162	1,160	1,161	1,169
Composite average length of haul	994	990	994	996

Yield Statistics
Revenue per shipment:
Priority	$357.21	$356.95	$361.80	$363.45
Economy	404.35	405.58	408.09	410.62
Composite revenue per shipment	$372.03	$372.07	$376.23	$378.19

Revenue per shipment (excluding fuel surcharges):
Priority	$301.26	$301.99	$301.43	$303.39
Economy	339.20	342.02	339.69	342.85
Composite revenue per shipment (excluding fuel surcharges)	$313.19	$314.44	$313.35	$315.72

Revenue per hundredweight:
Priority	$38.06	$38.14	$38.85	$39.17
Economy	45.73	45.85	44.66	45.32
Composite revenue per hundredweight	$40.38	$40.45	$40.64	$41.06

Revenue per hundredweight (excluding fuel surcharges):
Priority	$32.10	$32.27	$32.37	$32.70
Economy	38.36	38.67	37.18	37.84
Composite revenue per hundredweight (excluding fuel surcharges)	$33.99	$34.18	$33.84	$34.28
See “Non-GAAP Financial Measures” for reconciliations of and additional information regarding non-GAAP financial measures.

FEDEX FREIGHT HOLDING COMPANY, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Operating Statistics
Operating days	64	64	64	62
Total shipments	5,759,952	5,999,831	5,882,888	5,428,863
Total tonnage	2,718,977	2,807,776	2,707,319	2,478,868
Tonnage per day	42,484	43,872	42,302	39,982

Average daily shipments:
Priority	61,921	64,002	62,868	60,141
Economy	28,078	29,746	29,052	27,421
Total average daily shipments	89,999	93,748	91,920	87,562

Weight per shipment (pounds):
Priority	973	968	948	932
Economy	881	867	862	872
Composite weight per shipment	944	936	920	913

Average length of haul (miles):
Priority	917	917	922	927
Economy	1,150	1,149	1,160	1,169
Composite average length of haul	985	985	992	1,000

Yield Statistics
Revenue per shipment:
Priority	$365.63	$362.26	$361.11	$356.63
Economy	413.53	403.51	407.50	405.93
Composite revenue per shipment	$380.57	$375.35	$375.77	$372.07

Revenue per shipment (excluding fuel surcharges):
Priority	$302.42	$301.54	$303.12	$300.96
Economy	340.95	334.60	341.15	341.37
Composite revenue per shipment (excluding fuel surcharges)	$314.44	$312.03	$315.14	$313.61

Revenue per hundredweight:
Priority	$37.59	$37.42	$38.11	$38.27
Economy	46.92	46.55	47.29	46.53
Composite revenue per hundredweight	$40.31	$40.10	$40.83	$40.74

Revenue per hundredweight (excluding fuel surcharges):
Priority	$31.10	$31.15	$31.99	$32.30
Economy	38.69	38.60	39.59	39.13
Composite revenue per hundredweight (excluding fuel surcharges)	$33.31	$33.34	$34.24	$34.34
See “Non-GAAP Financial Measures” for reconciliations of and additional information regarding non-GAAP financial measures.

FEDEX FREIGHT HOLDING COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(In millions, except share data)
(Unaudited)

	December 31, 2025	December 31, 2024
ASSETS
CURRENT ASSETS
Cash	$100	$76
Receivables, less allowances	979	122
Prepaid expenses and other	76	65
Total current assets	1,155	263
PROPERTY AND EQUIPMENT, AT COST
Vehicles and trailers	3,948	4,016
Facilities and other	1,562	1,411
Ground support and dock equipment	644	600
Information technology	415	421
Total property and equipment, at cost	6,569	6,448
Less accumulated depreciation and amortization	3,749	3,713
Net property and equipment	2,820	2,735
OTHER LONG-TERM ASSETS
Operating lease right-of-use assets, net	1,404	1,428
Goodwill	602	602
Other assets	7	4
Total other long-term assets	2,013	2,034
TOTAL ASSETS	$5,988	$5,032

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$28	$1
Accrued salaries and employee benefits	247	226
Accounts payable	123	134
Due to Parent, net	1,324	727
Operating lease liabilities	174	171
Accrued expenses	253	208
Total current liabilities	2,149	1,467
LONG-TERM LIABILITIES
Long-term debt, less current portion	147	38
Deferred income taxes	174	272
Self-insurance accruals	319	289
Operating lease liabilities	1,242	1,263
Other liabilities	57	47
Total long-term liabilities	1,939	1,909
CONTINGENCIES
EQUITY
Common stock	—	—
Additional paid-in capital	—	—
Retained earnings	1,903	1,670
Accumulated other comprehensive loss	(3)	(14)
Total equity	1,900	1,656
TOTAL LIABILITIES AND EQUITY	$5,988	$5,032

Non-GAAP Financial Measures
FedEx Freight reports its financial results in accordance with accounting principles generally accepted in the United States
(“GAAP”). In addition to the financial information presented herein in accordance with GAAP, FedEx Freight presents certain non-GAAP financial measures, including revenue per shipment excluding fuel surcharges and revenue per hundredweight excluding fuel surcharges.
These measures exclude fuel surcharge revenue which is largely driven by fluctuations in fuel prices and may obscure underlying pricing trends. Management believes these supplemental measures provide investors with useful information regarding underlying yield performance and facilitate meaningful comparisons of pricing trends between periods by removing the impact of fluctuations in fuel surcharge revenue. Management uses these non-GAAP financial measures in making financial, operating, and planning decisions and evaluating the company’s ongoing performance.
These non-GAAP financial measures are intended to supplement, and should be read together with, FedEx Freight’s
GAAP results. These supplemental non-GAAP financial measures should not be considered a substitute for, or superior to, the most directly comparable GAAP measures. Because non-GAAP measures are not standardized, they may not be comparable to similarly titled measures presented by other companies. As required by Securities and Exchange
Commission rules, reconciliations of the supplemental non-GAAP financial measures to the most directly comparable
GAAP measures are presented below.

Revenue per Shipment Full-Year Results	Twelve Months Ended December 31,
	2025	2024
Priority revenue per shipment (GAAP)	$359.77	$361.48
Fuel	57.78	59.46
Priority revenue per shipment, excluding fuel surcharges (non-GAAP)	$301.99	$302.02

Economy revenue per shipment (GAAP)	$407.09	$407.58
Fuel	66.18	68.15
Economy revenue per shipment, excluding fuel surcharges (non-GAAP)	$340.91	$339.43

Composite revenue per shipment (GAAP)	$374.55	$375.99
Fuel	60.40	62.19
Composite revenue per shipment, excluding fuel surcharges (non-GAAP)	$314.15	$313.80

Revenue per Shipment 2025 Quarterly Results	Three Months Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Priority revenue per shipment (GAAP)	$357.21	$356.95	$361.80	$363.45
Fuel	55.95	54.96	60.37	60.06
Priority revenue per shipment, excluding fuel surcharges (non-GAAP)	$301.26	$301.99	$301.43	$303.39

Economy revenue per shipment (GAAP)	$404.35	$405.58	$408.09	$410.62
Fuel	65.15	63.56	68.40	67.77
Economy revenue per shipment, excluding fuel surcharges (non-GAAP)	$339.20	$342.02	$339.69	$342.85

Composite revenue per shipment (GAAP)	$372.03	$372.07	$376.23	$378.19
Fuel	58.84	57.63	62.88	62.47
Composite revenue per shipment, excluding fuel surcharges (non- GAAP)	$313.19	$314.44	$313.35	$315.72

Revenue per Shipment 2024 Quarterly Results	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Priority revenue per shipment (GAAP)	$365.63	$362.26	$361.11	$356.63
Fuel	63.21	60.72	57.99	55.67
Priority revenue per shipment, excluding fuel surcharges (non-GAAP)	$302.42	$301.54	$303.12	$300.96

Economy revenue per shipment (GAAP)	$413.53	$403.51	$407.50	$405.93
Fuel	72.58	68.91	66.35	64.56
Economy revenue per shipment, excluding fuel surcharges (non-GAAP)	$340.95	$334.60	$341.15	$341.37

Composite revenue per shipment (GAAP)	$380.57	$375.35	$375.77	$372.07
Fuel	66.13	63.32	60.63	58.46
Composite revenue per shipment, excluding fuel surcharges (non- GAAP)	$314.44	$312.03	$315.14	$313.61

Revenue per Hundredweight Full-Year Results	Twelve Months Ended December 31,
	2025	2024
Priority revenue per hundredweight (GAAP)	$38.54	$37.83
Fuel	6.19	6.22
Priority revenue per hundredweight, excluding fuel surcharges (non-GAAP)	$32.35	$31.61

Economy revenue per hundredweight (GAAP)	$45.39	$46.83
Fuel	7.38	7.83
Economy revenue per hundredweight, excluding fuel surcharges (non-GAAP)	$38.01	$39.00

Composite revenue per hundredweight (GAAP)	$40.62	$40.49
Fuel	6.55	6.70
Composite revenue per hundredweight, excluding fuel surcharges (non-GAAP)	$34.07	$33.79

Revenue per Hundredweight 2025 Quarterly Results	Three Months Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Priority revenue per hundredweight (GAAP)	$38.06	$38.14	$38.85	$39.17
Fuel	5.96	5.87	6.48	6.47
Priority revenue per hundredweight, excluding fuel surcharges (non- GAAP)	$32.10	$32.27	$32.37	$32.70

Economy revenue per hundredweight (GAAP)	$45.73	$45.85	$44.66	$45.32
Fuel	7.37	7.18	7.48	7.48
Economy revenue per hundredweight, excluding fuel surcharges (non- GAAP)	$38.36	$38.67	$37.18	$37.84

Composite revenue per hundredweight (GAAP)	$40.38	$40.45	$40.64	$41.06
Fuel	6.39	6.27	6.80	6.78
Composite revenue per hundredweight, excluding fuel surcharges (non- GAAP)	$33.99	$34.18	$33.84	$34.28

Revenue per Hundredweight 2024 Quarterly Results	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Priority revenue per hundredweight (GAAP)	$37.59	$37.42	$38.11	$38.27
Fuel	6.49	6.27	6.12	5.97
Priority revenue per hundredweight, excluding fuel surcharges (non- GAAP)	$31.10	$31.15	$31.99	$32.30

Economy revenue per hundredweight (GAAP)	$46.92	$46.55	$47.29	$46.53
Fuel	8.23	7.95	7.70	7.40
Economy revenue per hundredweight, excluding fuel surcharges (non- GAAP)	$38.69	$38.60	$39.59	$39.13

Composite revenue per hundredweight (GAAP)	$40.31	$40.10	$40.83	$40.74
Fuel	7.00	6.76	6.59	6.40
Composite revenue per hundredweight, excluding fuel surcharges (non- GAAP)	$33.31	$33.34	$34.24	$34.34